UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

LIBERTY GLOBAL PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

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Online
Go to www.envisionreports.com/lgip or scan the QR code — login details are located in the shaded bar below.
Votes submitted electronically must be received by 6:00 a.m. British Time (1:00 a.m. Eastern Time) on June 15, 2022.
Annual General Meeting Proxy Materials - Notice of Availability 1234 5678 9012 345
Important Notice Regarding the Availability of Proxy Materials for the
Liberty Global plc Annual General Meeting of Shareholders to be Held on June 15, 2022
Under the rules of the U.S. Securities and Exchange Commission and the U.K. Companies Act 2006, you are receiving this notice that the proxy materials for the Annual General Meeting of shareholders are available on the internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual General Meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Annual Report to Shareholders, the U.K. Report and Accounts and The Notice and Proxy Statement are available at:
www.envisionreports.com/lgip
Easy Online Access — View your proxy materials and vote.
Step 1: Go to www.envisionreports.com/lgip. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.
Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 5, 2022 to facilitate timely delivery.
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Information about the Annual General Meeting
Liberty Global plc’s Annual General Meeting of shareholders will be held at Broadgate West, 9 Appold Street, London EC2A 2AP, U.K., on June 15, 2022, at 2:00 p.m. British Summer Time (9:00 a.m. Eastern Time). As a result of applicable regulations and guidelines related to the COVID-19 pandemic, physical attendance at the meeting may be subject to restrictions or limitations based upon company policy. If you plan to attend the Annual General Meeting, please tear off and keep the upper portion of this form as your ticket for admission to the meeting. This ticket, along with a form of personal identification, admits the named Shareholder(s) and one guest.
Resolutions to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommends a vote FOR all nominees in ordinary resolutions 1 – 4, FOR ordinary resolutions 5-8 and 10-11 and FOR special resolution 9:
1. Elect Andrew J. Cole as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2025 or until a successor in interest is appointed
2. Elect Marisa D. Drew as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2025 or until a successor in interest is appointed.
3. Elect Richard R. Green as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2025 or until a successor in interest is appointed.
4. Elect Daniel E. Sanchez as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2025 or until a successor in interest is appointed.
5. Approve, on an advisory basis, the annual report on the implementation of the directors’ compensation policy for the year ended December 31, 2021, contained in Appendix A of the proxy statement (in accordance with requirements applicable to U.K. companies).
6. Ratify the appointment of KPMG LLP (U.S.) as Liberty Global’s independent auditor for the year ending December 31, 2022.
7. Appoint KPMG LLP (U.K.) as Liberty Global’s U.K. statutory auditor under the U.K. Companies Act 2006 (the Companies Act) (to hold office until the conclusion of the next annual general meeting at which accounts are laid before Liberty Global).
8. Authorize the audit committee of Liberty Global’s board of directors to determine the U.K. statutory auditor’s compensation.
9. Authorize Liberty Global’s board of directors in accordance with Section 570 of the Companies Act to allot equity securities (as defined in Section 560 of the Companies Act) for cash pursuant to the authority conferred under section 551 of the Companies Act by resolution 10 passed at the Annual General Meeting of Liberty Global held on June 11, 2019, without the rights of preemption provided by Section 561 of the Companies Act.
10. Authorize Liberty Global and its subsidiaries to make political donations to political parties, independent election candidates and/or political organizations other than political parties and/or incur political expenditures of up to $1,000,000 under the Companies Act.
11. Approve the form agreements and counterparties pursuant to which Liberty Global may conduct the purchase of its ordinary shares in the capital of Liberty Global and authorize all or any of Liberty Global’s directors and senior officers to enter into, complete and make purchases of ordinary shares in the capital of Liberty Global pursuant to the form of agreements and with any of the approved counterparties, which approvals will expire on the fifth anniversary of the 2022 AGM.
**Only shareholders of record of Liberty Global Class A and Liberty Global Class B ordinary shares as of 5:00 p.m. Eastern Time (10:00 p.m. British Summer Time) on April 28, 2022, may vote at the meeting or any adjournment thereof **.
Directions to the Liberty Global plc Annual General Meeting
For directions to the Annual General Meeting of Shareholders, please call: +1(303) 220 6600. However, please note that, as discussed above, physical attendance at the meeting may be subject to restrictions based upon company policy and all relevant government orders and guidelines.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS DOCUMENT. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. This is not the official notice of the Annual General Meeting of Shareholders for purposes of the U.K. Companies Act 2006. The official notice is contained in the proxy materials.
Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
— Internet – Go to www.envisionreports.com/lgip. Click Cast Your Vote or Request Materials.
— Phone – Call us free of charge at 1-866-641-4276.
— Email – Send an email to investorvote@computershare.com with“Proxy Materials Liberty Global plc” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.
To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 5, 2022.